EXHIBIT 32

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), the undersigned officers of Steiner Leisure Limited certify that (1) this Quarterly Report of Steiner Leisure Limited (the "Company") on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard Fluxman
Leonard Fluxman
President and Chief Executive Officer

/s/ Stephen B. Lazarus
Stephen B. Lazarus
Senior Vice President and Chief Financial Officer

Date: May 10, 2004